EXECUTION VERSION

SECOND AMENDING AGREEMENT

Made as of May 31, 2016

Among

VILLAGE FARMS CANADA LIMITED PARTNERSHIP

- and -

VILLAGE FARMS, L.P.

as Borrowers

- and -

CERTAIN AFFILIATES OF THE BORROWER

as Guarantors

- and -

BANK OF MONTREAL

as Lender

SECOND AMENDING AGREEMENT

This second amending agreement is made as of the 31st day of May, 2016

A M O N G

VILLAGE FARMS CANADA LIMITED PARTNERSHIP

and

VILLAGE FARMS, L.P.

as Borrowers

and

CERTAIN AFFILIATES OF THE BORROWER

as Guarantors

and

BANK OF MONTREAL

as Lender

WITNESSES THAT WHEREAS:

(a) the Lender made a credit facility available to the Borrower on the terms and conditions set out in the credit agreement dated as of August 29, 2013 among the Borrower, certain affiliates of the Borrower, as Guarantors, and the Lender, as amended (the "**Credit Agreement**");

(b) the Borrower has requested that the Lender provide the Borrower with an increase in the principal amount of the existing revolving credit facility in order to assist the Borrower with its ongoing general corporate and working capital purposes; and

(c) the parties to the Credit Agreement have agreed to amend the Credit Agreement in the manner set forth herein in order to, among other things, amend certain covenants and provide an increase in the principal amount of the revolving credit facility being made available to the Borrower.

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties covenant and agree with each other as follows:

SECTION 1
INTERPRETATION

1.1 **Definitions from Agreement.** Capitalized terms defined in the Credit Agreement have the same meanings in this Second Amending Agreement unless otherwise defined herein or the context expressly or by necessary implication requires otherwise. This Second Amending Agreement is referenced herein as the "**Second Amending Agreement**". For greater certainty, this Second Amending Agreement amends the Credit Agreement and the term "**Agreement**", as defined in the Credit Agreement, includes (unless the context expressly or by necessary implication requires otherwise) this Second Amending Agreement to the extent of such amendments. For purposes of this Second Amending Agreement, the term "**Second Amending Closing Date**" means May 31, 2016.

1.2 **Revised Definitions.** Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of "**Designated Receivables**" is deleted and replaced with the following text:

"**Designated Receivables**" means Eligible Receivables owing to a Credit Party from an account debtor which has a Standard & Poor's rating of "BBB+" or better or a Moody's Investor Services Inc. rating of "Baa" or better (or such other account debtor as the Lender may approve in writing from time to time at its sole discretion), and in respect of which, as against the relevant account debtor in respect of each such Eligible Receivable, the Credit Party has a Lien, trust or similar security interest or priority claim in its favour created pursuant to PACA.".

(b) The definition of "**Letter of Credit Fee**" is amended by deleting the text "2.25%" contained therein and replacing it with the text "2.00%".

(c) The definition of "**Maturity Date**" is deleted and replaced with the following text:

"**Maturity Date**" means, the earliest of (i) May 31, 2021, (ii) the date which is 90 days prior to the then current maturity date in respect of the FCC Debt and (iii) the date on which the Facility is terminated earlier pursuant to this Agreement.".

(d) The definition of "**Revolving Commitment**" is amended by deleting the text "$10,000,000" contained therein and replacing it with the text "$13,000,000".

1.3 **Headings.** The insertion of headings in this Second Amending Agreement is for convenience of reference only and shall not affect the interpretation of this Second Amending Agreement.

SECTION 2

2.1 **Drawdown Notice.** Section 2.5(1) of the Credit Agreement is hereby amended by deleting reference to the following text

"Letters of Credit	Before 11:00 a.m. five Business Days prior to the requested Issuance Date

and replacing it with the following text:

"Letters of Credit	Before 11:00 a.m. three Business Days prior to the requested Issuance Date"

SECTION 3
INTEREST, FEES AND EXPENSES

3.1 **Termination Fee.** Sections 3.12(1) and (2) of the Credit Agreement are hereby deleted and replaced with the following text:

> "(1) The Borrowers may terminate all of the Facility in whole (but not in part) at any time prior to the Maturity Date if: (i) the Borrowers provide the Lender with not less than thirty (30) days' prior written notice of its intention to terminate the Facilities, and (ii) the Borrowers repay in full all outstanding Obligations, together with all accrued and unpaid interest thereon, all accrued and unpaid commitment fees and all other fees due hereunder (including any prepayment fee payable pursuant to Section 13.2(2) to the Maturity Date, and (iii) all outstanding Letters of Credit and Hedging Arrangements are terminated to the satisfaction of the Lender, or the obligations pursuant to all such Letters of Credit and Hedging Arrangements are cash collateralized or otherwise secured in such form and in such amount as is satisfactory to the Lender, acting reasonably.
>
> (2) If the Borrowers terminate the Facility prior to the Maturity Date, or if all or any of the Obligations are declared due and payable pursuant to Article 13, the Borrowers shall pay a prepayment fee to the Lender, as liquidated damages for the loss of bargain and not as a penalty, in an amount equal to (i) two percent (2%) of the aggregate Commitments under the Facility, if such termination or declaration occurs on or prior to May 31, 2017, or (ii) one percent (1%) of the aggregate Commitments under the Facility, if such termination or declaration occurs after May 31, 2017, but on or prior to May 31, 2019, or (iii) one-half of one percent (0.5%) of the aggregate Commitments under the Facility, if such termination or declaration occurs after May 31, 2019."

SECTION 4
BANKER'S ACCEPTANCES

4.1 **Form of Drafts.** Section 4.2 of the Credit Agreement is hereby amended by deleting reference to the text "30 through 180" contained therein and replacing it with the text "28 through 182".

SECTION 5
HEDGING ARRANGEMENTS

5.1 **Hedging Arrangement.** Section 7.1(2) of the Credit Agreement is hereby amended by deleting reference to the text "$500,000" contained therein and replacing it with the text "$1,000,000".

SECTION 6
COVENANTS

6.1 **Borrowing Base Certificate.** Section 12.1(5)(a) of the Credit Agreement is hereby amended by deleting the text "(or not more than three (3) Business Days after the last Business Day of each month in circumstances where there are no Obligations owing to the Lender)" contained therein and replacing it with the text "(or not more than 30 days after the last Business Day of each Fiscal quarter of the Borrower in circumstances where there are no Obligations owing to the Lender and, for purposes of this clause, Obligations does not include Advances outstanding by way of Letter of Credit)".

6.2 **Monthly Reporting.** Section 12.1(5)(b) of the Credit Agreement is hereby amended by deleting the text "as soon as available, and in any event within 30 days after the close of each monthly accounting period of the Borrower (or more frequently if requested by the Lender)" contained therein and replacing it with the text "as soon as available, and in any event within 30 days after the close of each monthly accounting period of the Borrower (or not more than 30 days after the last Business Day of each fiscal quarter of the Borrower in circumstances where there are no Obligations owing to the Lender and, for purposes of this clause, Obligations does not include Advances outstanding by way of Letter of Credit)".

6.3 **Inspection.** Section 12.1(6)(a) of the Credit Agreement is hereby amended by deleting the text "two (2) field examinations" contained therein and replacing it with the text "one (1) field examination".

6.4 **Restricted Payments.** Section 12.2(11) of the Credit Agreement is hereby amended by adding the following text at the end of such Section:

> "Notwithstanding the foregoing and for greater certainty, Village Farms International, Inc. may, provided that (y) no Default or Event of Default has occurred and is continuing or would occur as the result of any proposed distribution by Village Farms International, Inc. and (z) the Borrower Group is at such time in compliance with Section 12.3(1) hereof, declare and pay dividends on account of any of its Equity Interests.".

6.5 **Loans and Investments.** Section 12.2(18) of the Credit Agreement is hereby amended by deleting the text "$500,000 prior to the Maturity Date" contained therein and replacing it with the text "US$1,000,000 during each Fiscal Year".

6.6 **Loans to Excluded Subsidiaries.** Section 12.2(22) of the Credit Agreement is hereby amended such that the text "Notwithstanding the foregoing, the Credit Parties may make loans available to Village Farms DR. S.R.L. ("VFDR") provided, however, that the gross amount of loans owing by VFDR to the Credit Parties shall not at any time exceed $3,000,000." is deleted.

6.7 **FCCR.** The text of Section 12.3(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

> "**Fixed Charge Coverage Ratio.** The Borrower Group shall, at all times during each Twelve Month Period, maintain a Fixed Charge Coverage Ratio of not less than 1.0:1.0, calculated and tested as of the last day of each calendar month and at such other times as the Lender determines necessary or appropriate.".

6.8 **Capital Expenditures.** Section 12.3(2) of the Credit Agreement is hereby amended such that the text "$3,000,000" contained therein is deleted and replaced with the text "$5,000,000".

SECTION 7
CONDITIONS PRECEDENT

7.1 **Conditions Precedent.** The effectiveness of this Second Amending Agreement is subject to and conditional upon the satisfaction of the following conditions:

(a) ***Delivery of Documents.*** The Lender shall have received sufficient copies, in form and substance satisfactory to the Lender, of the following:

(i) this Second Amending Agreement duly executed by all of the parties hereto;

(ii) a Certificate of an Authorized Representative of each Credit Party dated as of the date hereof certifying that:

(A) its constating documents and the by-laws which shall be attached thereto, are complete and correct copies and are in full force and effect;

(B) all resolutions and all other authorizations necessary to authorized the execution and delivery of and the performance by it of its obligations under this Second Amending Agreement, the Credit Agreement as amended by this Second Amending Agreement and the other Credit Documents to which it is a party and all the transactions contemplated thereby; and

(C) all representations and warranties contained in the Credit Agreement and in the Second Amending Agreement are true and correct as if made on the date of the Certificate;

(iii) opinions of counsel to the Credit Parties, addressed to the Lender and its counsel with respect to, inter alia, corporate existence, capacity, due authorization, execution and delivery of the Second Amending Agreement and relevant Credit Documents, together with the enforceability of the Second Amending Agreement, the Credit Agreement as amended by the Second Amending Agreement and other relevant Credit Documents;

(iv) a good standing, status or compliance certificate (as applicable) for each of the Credit Parties (dated as of the date no earlier than five (5) days prior to the date hereof) from the applicable government office in the jurisdiction of its incorporation; and

(v) such other documents as the Lender may reasonably request.

(b) ***Fees***. All fees payable in accordance with this Second Amending Agreement on or before the Second Amending Closing Date (including legal fees and expenses of the Lender) shall have been paid to the Lender including without limitation the payment to the Lender of an amendment fee of $15,000.

(c) ***Due Diligence***. The Lender shall have completed its business, legal, accounting and environmental due diligence with the respect to the Credit Parties, with results satisfactory to it.

(d) ***Material Adverse Change***. No Material Adverse Change shall have occurred with respect to the Credit Parties.

SECTION 8
REPRESENTATIONS AND WARRANTIES

8.1 **Representations.** Each of the Credit Parties represents and warrants to the Lender that:

(a) the Credit Agreement, as amended by this Second Amending Agreement, is its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, reorganization, moratorium or similar laws affecting creditors' generally, (ii) the fact that specific performance and injunctive relief may only be given at the discretion of the courts, and (iii) the equitable or statutory powers of the courts to stay proceedings before them and to stay the execution of judgments;

(b) the Credit Agreement, as amended by this Second Amending Agreement, does not conflict with any constating document, agreement, instrument or undertaking binding upon it or any of its properties; and

(c) no Default or Event of Default now exists under the Credit Agreement or will exist after giving effect to this Second Amending Agreement.

SECTION 9
GENERAL

9.1 **Severability**. Any provision of this Second Amending Agreement which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof.

9.2 **Costs, Expenses and Taxes**. The Credit Parties agree to pay, on demand, all reasonable costs and expenses of the Lender in connection with the preparation, execution, delivery, operation or enforcement of this Second Amending Agreement and related Credit Documents including, without limitation, the reasonable fees and out-of-pocket expenses of the Lender's counsel and other professionals engaged by the Lender with respect to the preparation, negotiation and documentation of this Second Amending Agreement, the other Credit Documents, and the related closing documents with respect thereto and with respect to advising the Lender of its rights and responsibilities in connection with the continuing operation of the Credit Agreement, as amended by this Second Amending Agreement.

9.3 **Form of Documents**. All documents delivered under or in connection with this Second Amending Agreement or under or in connection with the Credit Agreement shall be in form and substance satisfactory to the Lender and its counsel, in each case, acting reasonably.

9.4 **Governing Law**. This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein and shall be treated in all respects as an Ontario contract. Each Borrower and each other Credit Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Credit Party hereby irrevocably waives, to the fullest extent it may effectively do so, the defence of an inconvenient forum to the maintenance of such action or proceeding.

9.5 **Governing Documents**. The Credit Agreement as amended by this Second Amending Agreement and all other Credit Documents delivered pursuant to or referenced in the Credit Agreement as amended by this Second Amending Agreement constitute the complete agreement of the parties hereto with respect to the subject matter hereof and supersede any other agreements or understandings between or among each of the Credit Parties and the Lender. Save as expressly amended by this Second Amending Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect unamended.

9.6 **Time of the Essence**. Time shall be of the essence of this Second Amending Agreement.

9.7 **Further Assurances**. The Credit Parties shall from time to time promptly, upon the request of the Lender, take or cause to be taken such action, and execute and deliver such

further documents as may be reasonably necessary or appropriate to give effect to the provisions and intent of this Second Amending Agreement and the Credit Documents.

9.8 **Confirmation of Credit Parties.** By signing this Second Amending Agreement, each Credit Party hereby agrees to comply with all of its obligations under the Credit Agreement as hereby amended and, as applicable, confirms that the guarantees given by it (and/or its predecessor corporations, as applicable) to the Lender and all Security documents given by it (and/or its predecessor corporations, as applicable) as security for its obligations, direct, indirect, absolute and/or contingent, remain in full force and effect in accordance with their respective terms and continue to support all of the Borrowers' indebtedness and liabilities, present and future, to, the Lender including, without limitation, the Borrowers' indebtedness and liabilities under the Credit Agreement, as amended by this Second Amending Agreement, and the Security documents granted by each Borrower, as applicable. For greater certainty, each Credit Party that has previously executed and delivered a Security document hereby acknowledges and confirms that each such Security document secures the obligations of such Credit Party under and in connection with the Credit Agreement and all other relevant Credit Documents.

9.9 **Counterparts.** This Agreement and the other applicable Credit Documents may be executed and delivered in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument. This Second Amending Agreement and the other Credit Documents may be executed and delivered by facsimile transmission or PDF and each of the parties hereto may rely on such facsimile signature or PDF as though that facsimile signature or PDF were an original hand-written signature.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the parties hereto have caused this Second Amending Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

VILLAGE FARMS CANADA LIMITED PARTNERSHIP by its general partner VILLAGE FARMS CANADA GP INC., as Borrower

By: ______________________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the limited partnership

VILLAGE FARMS, L.P., by its general partner VILLAGE FARMS OF DELAWARE, L.L.C., as Borrower

By: ______________________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the limited partnership

VILLAGE FARMS INTERNATIONAL, INC., as Guarantor

By: ______________________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

VILLAGE FARMS CANADA GP INC., as Guarantor

By: ______________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

VF OPERATIONS CANADA INC., as Guarantor

By: ______________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

VF U.S. HOLDINGS INC., as Guarantor

By: ______________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

AGRO POWER DEVELOPMENT, INC., as Guarantor

By: ______________________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

VILLAGE FARMS OF DELAWARE, L.L.C., as Guarantor

By: ______________________________
Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

BANK OF MONTREAL

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

AGRO POWER DEVELOPMENT, INC., as Guarantor

By: ______________________________

Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

VILLAGE FARMS OF DELAWARE, L.L.C., as Guarantor

By: ______________________________

Name: Stephen C. Ruffini
Title: Executive Vice President and Chief Financial Officer

I have authority to bind the corporation

BANK OF MONTREAL

By: ______________________________

Name: GRAEME WALLIS
Title: DIRECTOR

By: ______________________________

Name: John S. Gil
Title: Director